UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2021

BrandywineGLOBAL —

ALTERNATIVE CREDIT FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Alternative Credit Fund for the twelve month reporting period ended October 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2021

lII	BrandywineGLOBAL — Alternative Credit Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective by taking a flexible, long and short global credit approach. The Fund will rotate amongst the global credit opportunities (long or short) that we at Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s subadviser, find most attractive and navigate the credit quality spectrum throughout the different phases of the business cycle. The Fund also has the flexibility to hedge or increase exposure to certain risks based on Brandywine Global’s macroeconomic views. The Fund expects to trade actively.

The Fund may invest in securities, derivatives and other financial instruments of issuers located anywhere in the world. The Fund may focus a significant portion of its investments in a single country or currency and may change a country or currency focus at any time based on the opportunities we find most attractive. In selecting investment opportunities, we may consider whether the security is denominated in a currency that we expect to appreciate versus the U.S. dollar.

The Fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the Fund over the long term normally aims to average at least 50% of its total assets in high yield securities (commonly known as “junk bonds”); however, this allocation may range from 0%-100% at any time. High yield bonds are those rated below investment grade (that is securities rated below the Baa/BBB categories by at least one Nationally Recognized Statistical Rating Organization) or, if unrated,, that we determined to be of comparable credit quality. The Fund’s investments may be rated either below investment grade or investment grade and may include, but are not limited to: corporate bonds; sovereign or government debt securities, including U.S. municipal securities; debt of supranational agencies; convertible securities; agency and non-agency mortgage-backed securities; asset-backed securities; bank loans; common and preferred stock; and currencies.

The Fund may invest a significant portion of its investments in certain types of investments, including agency and non-agency mortgage-backed securities. The Fund may invest in stripped mortgage-backed securities and other stripped securities. The Fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls). The Fund may hold instruments of any maturity or duration, and the securities may have fixed, floating or variable rates of interest. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from -10 to 10 years. The Fund may invest in the equities of issuers of any market capitalization. It will not invest more than 20% of its total assets in equity securities.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including as a substitute for buying or selling securities, for purposes of enhancing returns, which transactions may be regarded as speculative. These derivative

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	1

Fund overview (cont’d)

transactions include, but are not limited to, forwards, futures, options, swaps, credit default swaps and commodity-linked investments. Further, the Fund may establish short positions, mainly through, but not limited to derivatives, to a substantial degree. Derivatives will not be used in a way that would cause the Fund to violate its investment guidelines, but there are no other percentage limits on the use of derivatives. The Fund may use one or more types of these instruments without limit. The Fund will not be leveraged through borrowing. However, certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the Fund acquires.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy and financial markets were impacted by the COVID-19 pandemic for much of the twelve-month reporting period ended October 31, 2021. Looking at the U.S. economy, fourth quarter 2020 annualized gross domestic product (“GDP”) growth was 4.3%. The Commerce Department then reported that first and second quarter 2021 annualized GDP growth was 6.3% and 6.7%, respectively. Finally, the initial estimate for third quarter GDP growth was 2.0%.

The Federal Reserve Board (the “Fed”) maintained its accommodative monetary policy stance during the reporting period, keeping the federal funds rate in a range between 0.00% and 0.25% and maintaining its monthly bond purchases. However, the central bank announced its intention to remove some of its stimulus in late 2021. In the statement following its September 2021 meeting the Fed said, “Last December 2020, the Committee indicated that it would continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward its maximum employment and price stability goals. Since then, the economy has made progress toward these goals. If progress continues broadly as expected the Committee judges that a moderation in the pace of asset purchases may soon be warranted.” In November 2021 after the reporting period ended the Fed announced “In light of the substantial further progress the economy has made toward the Committee’s goals since last December 2020, the Committee decided to begin reducing the monthly pace of its net asset purchases by $10 billion for Treasury securities and $5 billion for agency mortgage-backed securities. The Committee judges that similar reductions in the pace of net asset purchases will likely be appropriate each month, but it is prepared to adjust the pace of purchases if warranted by changes in the economic outlook.”

Turning to the fixed income markets, they experienced periods of volatility and, overall, declined over the twelve months ended October 31, 2021. A number of factors impacted the market, including the repercussions from the COVID-19 pandemic, sharply falling and then rising global growth, inflation concerns, rising interest rates and the Fed policy announcements. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries. This was partially driven by investors’ search for higher yields in the low interest rate environment.

2	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Short-term U.S. Treasury yields moved sharply higher as economic conditions improved. The yield for the two-year Treasury note began the reporting period at 0.14% and ended the period at 0.48%. Its low of 0.09% occurred on February 5, 2021 and its high of 0.50% took place on October 27 and 28, 2021. Long-term U.S. Treasury yields also moved higher, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.88% and ended the period at 1.55%. Its low of 0.78% occurred on November 4, 2020, and its high of 1.74% took place on March 19 and March 31, 2021.

All told, the Bloomberg U.S. Aggregate Indexi returned -0.48% for the twelve months ended October 31, 2021. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced better results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield —2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned 10.53% and 4.06%, respectively.

Q. How did we respond to these changing market conditions?

A. We took advantage of favorable entry points to increase the Fund’s holdings in U.S. residential mortgage-backed securities (“RMBS”) and corporate credit, as well as adding U.S. common stock. We also reduced the Fund’s holdings of U.S. commercial mortgage-backed securities (“CMBS”) and European RMBS, divesting of positions that we saw as having already earned much of their upside potential. As the reporting period progressed, the Fund was positioned to benefit from increased fiscal spending, dovish monetary policy, and a resumption of normal economic activity after last year’s disruptions. More recently, the Fund generally maintained a barbell strategy of owning high quality structured credit and corporate credits with moderate duration hedge from U.S. Treasury futures, China sovereign bonds, South Korean sovereign bonds and a 5% long position in Japanese yen. We later reduced duration by selling some select long-dated CMBS bonds and closing the futures position just prior to the Treasury sell-off following the Fed’s September 2021 policy update.

Going forward, we intend to focus on shorter duration bonds with floating rate coupons to prepare for higher interest rates. Our credit selection will skew towards higher credit quality. We are still constructive on structured credits. We see value in certain credit risk transfer, shorter-duration seasoned CMBS BBB-rated bonds, CMBS index BBB-rated bonds, collateralized loan obligations and subprime asset-backed securities. We still view these credits as cheaper than corporate bonds and see the potential for credit rating upgrades. We believe the housing market remains strong and consumer finances are still in good shape, which should provide fundamental support for the Fund’s investments.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	3

Fund overview (cont’d)

During the reporting period, the Fund used interest rate futures to manage its bond exposure.The use of these instruments contributed to performance. The Fund’s credit default swap positions, which were used to manage its high yield credit exposure, detracted from results. Currency forwards, which were used to manage the Fund’s currency exposures, were a headwind for results.

Performance review

For the twelve months ended October 31, 2021, Class IS shares of BrandywineGLOBAL — Alternative Credit Fund returned 11.58%. The Fund’s unmanaged benchmark the FTSE 3-Month U.S. Treasury Bill Indexiv returned 0.05%, for the same period. The Lipper Alternative Credit Focus Funds Category Averagev returned 5.62% over the same time frame.

Performance Snapshot as of October 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Alternative Credit Fund:
Class A	1.01%	11.07%
Class C	0.56%	10.22%
Class FI	0.97%	11.04%
Class I	1.28%	11.53%
Class IS	1.20%	11.58%
FTSE 3-Month U.S. Treasury Bill Index	0.02%	0.05%
Lipper Alternative Credit Focus Funds Category Average	0.43%	5.62%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower.Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2021 for Class A,Class C,

Class FI, Class I and Class IS shares were 2.28%, 1.82%, 2.39%, 2.83% and 2.80%, respectively.Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C and Class FI shares were 1.67% and 2.34%, respectively.The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

The Fund is the successor to an institutional account (the “Predecessor”). On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

4	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.71%, 2.37%, 1.69%, 1.35% and 1.28%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.65% for Class A shares, 2.40% for Class C, 1.65% for Class FI, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A, Class FI and Class IS shares as a result of acquired fund fees and expense. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to performance came from the Fund’s allocation to U.S. RMBS. We believe current market conditions remain supportive for these positions, although risks remain due to the continued economic impact of the COVID-19 pandemic and the financial stress it puts on some homeowners.

Corporate credit was also a driver of performance, as credit spreads tightened with the general improvement in risk markets during the reporting period. The Fund’s high-yield corporate bond positions, in particular, benefited from this environment, contributing the majority of the Fund’s returns in corporates. The portfolio obtains its corporate exposure via derivatives as well as cash bonds.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	5

Fund overview (cont’d)

U.S. CMBS also delivered positive returns despite headwinds to commercial properties caused by the financial effects of COVID-19, as well as occasional implemented lockdowns which occurred during the reporting period.

Q. What were the leading detractors from performance?

A. Overall, the reporting period was strong on performance where most sectors were positive overall. Most of the detractors which occurred were brief. One notable detractor was foreign currency exposure, which turned negative as the U.S. dollar rallied against most currencies near the end of the reporting period.

Equities was another temporary detractor, as the sector was briefly impacted during the summer of 2021 by concerns regarding the economic expansion’s sustainability due to the spread of the Delta COVID-19 variant.

Thank you for your investment in BrandywineGLOBAL — Alternative Credit Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 12, 2021

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity and possibility of default than higher-grade bonds. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory

6	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. Equity securities are subject to market and price fluctuations. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The Fund is non-diversified and may invest its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 21 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade,fixed- rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[i]v	The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 108 funds for the six-month period and among the 108 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2021 and October 31, 2020 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six months ended October 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses.You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000=8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical purposes example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.01%	$1,000.00	$1,010.10	1.65%	$8.36	Class A	5.00%	$1,000.00	$1,016.89	1.65%	$8.39
Class C	0.56	1,000.00	1,005.60	2.34	11.83	Class C	5.00	1,000.00	1,013.41	2.34	11.88
Class FI	0.97	1,000.00	1,009.70	1.65	8.36	Class FI	5.00	1,000.00	1,016.89	1.65	8.39
Class I	1.28	1,000.00	1,012.80	1.28	6.49	Class I	5.00	1,000.00	1,018.75	1.28	6.51
Class IS	1.20	1,000.00	1,012.00	1.25	6.34	Class IS	5.00	1,000.00	1,018.90	1.25	6.36

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	9

Fund expenses (unaudited) (cont’d)

1 For the six months ended October 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Fund performance (unaudited)

BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph includes performance of the Predecessor. The Predecessor’s inception date was August 31, 2010. On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance was achieved by the Predecessor when fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the fund’s assets are larger. The performance information reflects the expenses of the Predecessor adjusted to reflect the highest management fees paid by an investor of the Predecessor which fees were separately paid by such investors. The performance shown includes an annual management fee of 1.75% and does not include any expenses paid by the Predecessor’s adviser.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/21	11.07%	10.22%	11.04%	11.53%	11.58%
Five Years Ended 10/31/21	4.22	3.43	4.20	4.56	4.63
Ten Years Ended 10/31/21	N/A	N/A	N/A	N/A	5.94
Inception* through 10/31/21	3.78	3.02	3.75	4.10	—

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/21	6.35%	9.22%	11.04%	11.53%	11.58%
Five Years Ended 10/31/21	3.32	3.43	4.20	4.56	4.63
Ten Years Ended 10/31/21	N/A	N/A	N/A	N/A	5.94
Inception* through 10/31/21	3.21	3.02	3.75	4.10	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/2/13 through 10/31/21)	34.10%
Class C (Inception date of 12/2/13 through 10/31/21)	26.55
Class FI (Inception date of 12/2/13 through 10/31/21)	33.83
Class I (Inception date of 12/2/13 through 10/31/21)	37.38
Class IS (10/31/11 through 10/31/21)	78.04

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any,atnet asset value and does not reflect the deduction of the applicable sales charge with respect to Class Ashares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any,atnet asset value. In addition, Class Ashares reflect the deduction of the maximum initial sales charge of 4.25%. Class Cshares reflect the deduction of a1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, Iand IS shares are December 2, 2013, December 2, 2013, December 2, 2013, December 2, 2013 and August 31, 2010, respectively.

12	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Alternative Credit Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — October 2011 - October 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Alternative Credit Fund on October 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2021. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE 3-Month U.S. Treasury Bill Index. The FTSE 3-Month U.S. Treasury Bill Index (the “Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding U.S. Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	13

Schedule of investments

October 31, 2021

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(a) — 54.8%
Bellemeade Re Ltd., 2020-3A M2 (1 mo. USD LIBOR + 4.850%)	4.939%	10/25/30	2,060,000	$2,204,956	(b)(c)
CD Mortgage Trust, 2016-CD2 C	3.998%	11/10/49	7,415,000	7,583,289	(c)
Citigroup Commercial Mortgage Trust, 2013-GC17 C	5.108%	11/10/46	5,320,000	5,522,381	(c)
Citigroup Commercial Mortgage Trust, 2014-GC23 D	4.483%	7/10/47	1,840,000	1,862,590	(b)(c)
Federal Home Loan Mortgaeage Corp. (FHLMC), Multifamily Structured Pass-Through Certificates 2021-MN2 M2 (30 Day Average SOFR + 3.400%)	3.399%	7/25/41	3,200,000	3,191,418	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	2.389%	1/25/50	2,274,000	2,270,135	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA4 B1 (1 mo. USD LIBOR + 6.000%)	6.089%	8/25/50	7,470,000	7,959,795	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	5.699%	12/25/50	1,640,000	1,775,646	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-HQA1 B1 (1 mo. USD LIBOR + 2.350%)	2.439%	1/25/50	1,417,003	1,422,624	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	3.099%	1/25/34	2,000,000	2,025,772	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018- HRP2 B1 (1 mo. USD LIBOR + 4.200%)	4.289%	2/25/47	5,457,000	5,826,731	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2020- HQA5 B2 (30 Day Average SOFR + 7.400%)	7.449%	11/25/50	1,810,000	2,181,699	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	4.439%	4/25/31	3,600,000	3,737,287	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R02 1B1 (1 mo. USD LIBOR + 4.150%)	4.239%	8/25/31	3,800,000	3,906,918	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	4.189%	7/25/39	6,155,000	6,262,390	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	3.489%	10/25/39	4,015,000	4,059,111	(b)(c)

See Notes to Financial Statements.

14	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations(a) — continued
Federal National Mortgage Association (FNMA) — CAS, 2020-SBT1 1M2 (1 mo. USD LIBOR + 50%)	3.739%	2/25/40	7,750,000		$8,085,020	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-SBT1 2M2 (1 mo. USD LIBOR + 3.650%)	3.739%	2/25/40	3,500,000		3,671,217	(b)(c)
Home RE Ltd., 2020-1 M2 (1 mo. USD LIBOR + 5.250%)	5.339%	10/25/30	3,085,000		3,190,418	(b)(c)
IM Pastor FTA, 4B (3mo. EURIBOR + 0.190%, 0.000% floor)	0.000%	3/22/44	8,300,000	EUR	5,910,416	(c)(d)
IM Pastor FTH, 3B (3mo. EURIBOR + 0.290%, 0.000% floor)	0.000%	3/22/43	8,800,000	EUR	6,514,702	(c)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2012-C6 E	5.139%	5/15/45	2,455,000		1,867,521	(b)(c)
LSTAR Commercial Mortgage Trust, 2017-5 D	4.870%	3/10/50	2,395,000		2,224,571	(b)(c)
PKHL Commercial Mortgage Trust, 2021-MFF (1 mo. USD LIBOR + 3.350%)	3.441%	7/15/38	3,000,000		3,016,791	(b)(c)
Traingle Re Ltd., 2020-1 M2 (1 mo. USD LIBOR + 5.600%)	5.689%	10/25/30	3,180,000		3,264,102	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2012-LC5 D	4.757%	10/15/45	1,760,000		1,786,884	(b)(c)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.093%	5/15/48	2,605,000		2,519,657	(c)
Wells Fargo Commercial Mortgage Trust, 2016- NXS5 D	4.984%	1/15/59	3,399,000		3,634,010	(c)
Wells Fargo Commercial Mortgage Trust, 2019-C51 D	3.000%	6/15/52	3,689,000		3,422,572	(b)
Wells Fargo Commercial Mortgage Trust, 2020-C57 D	2.500%	8/15/53	2,738,000		2,510,707	(b)
WF-RBS Commercial Mortgage Trust, 2014-LC14 D	4.586%	3/15/47	3,915,000		3,979,171	(b)(c)
Total Collateralized Mortgage Obligations (Cost — $115,480,331)					117,390,501
Asset-Backed Securities — 21.8%
American Credit Acceptance Receivables Trust, 2019-3 F	5.420%	5/12/26	5,355,000		5,559,715	(b)
American Credit Acceptance Receivables Trust, 2020-3 F	5.940%	6/14/27	3,205,000		3,348,582	(b)
American Credit Acceptance Receivables Trust, 2020-4 F	5.220%	8/13/27	1,300,000		1,337,876	(b)
Anchorage Capital CLO Ltd., 2013-1A DR (3 mo. USD LIBOR + 6.800%)	6.921%	10/13/30	1,635,000		1,634,768	(b)(c)
Atrium XIV LLC, 14AE (3mo. USD LIBOR + 5.650%)	5.772%	8/23/30	1,635,000		1,623,273	(b)(c)
Barings CLO Ltd., 2018-2XD (3mo. USD LIBOR + 5.550%)	5.674%	4/15/30	2,500,000		2,482,186	(c)(d)

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	15

Schedule of investments (cont’d)

October 31, 2021

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset - Backed Securities — continued
Consumer Loan Underlying Bond Club Certificate Issuer Trust I, 2019- HP1 C	4.700%	12/15/26	1,720,000	$1,759,666	(b)
DT Auto Owner Trust, 2019-2A E	4.460%	5/15/26	5,000,000	5,197,777	(b)
Neuberger Berman Loan Advisers CLO 27 Ltd., 2018-27A E (3 mo. USD LIBOR + 5.200%)	5.324%	1/15/30	1,583,000	1,556,827	(b)(c)
Neuberger Berman Loan Advisers CLO 32 Ltd., 2019-32A ER (3 mo. USD LIBOR +6.100%)	6.224%	1/20/32	1,000,000	1,001,343	(b)(c)
New Economy Assets Phase 1 Sponsor LLC, 2021-1 B1	2.410%	10/20/61	2,800,000	2,819,438	(b)
Oaktree CLO Ltd., 2019-2A C (3 mo. USD LIBOR + 3.960%)	4.084%	4/15/31	6,000,000	5,986,204	(b)(c)
Octagon Investment Partners 37 Ltd., 2018-2A D (3 mo. USD LIBOR + 5.400%)	5.524%	7/25/30	4,525,000	4,427,267	(b)(c)
Regatta XI Funding Ltd., 2018-1A E (3 mo. USD LIBOR + 5.500%)	5.622%	7/17/31	2,880,000	2,828,509	(b)(c)
Upstart Securitization Trust, 2021-1 C	4.060%	3/20/31	5,102,000	5,211,078	(b)
Total Asset-Backed Securities (Cost — $46,705,840)				46,774,509
Corporate Bonds & Notes — 12.4%
Communication Services — 1.5%
Media — 1.5%
Sinclair Television Group Inc., Senior Notes	5.875%	3/15/26	3,190,000	3,273,737	(d)
Consumer Discretionary — 2.6%
Automobiles — 1.1%
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	2,110,000	2,289,563	(b)
Hotels, Restaurants Leisure — 1.5%
Marriott International Inc., Senior Notes	4.625%	6/15/30	990,000	1,128,124
Scientific Games International Inc., Senior Notes	8.250%	3/15/26	2,030,000	2,154,338	(b)
Total Hotels, Restaurants & Leisure				3,282,462
Total Consumer Discretionary				5,572,025
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	2,370,000	2,311,508	(b)
Financials — 1.0%
Thrifts & Mortgage Finance — 1.0%
Freedom Mortgage Corp., Senior Notes	8.250%	4/15/25	2,120,000	2,144,614	(b)
Health Care — 1.1%
Pharmaceuticals — 1.1%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.750%	3/1/28	2,025,000	2,219,906

See Notes to Financial Statements.

16	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.4%
Airlines — 0.4%
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	900,000	$960,482	(b)
Machinery — 1.0%
HTA Group Ltd., Senior Notes	7.000%	12/18/25	1,975,000	2,072,210	(d)
Total Industrials				3,032,692
Information Technology — 1.5%
Communications Equipment — 1.0%
CommScope Inc., Senior Notes	8.250%	3/1/27	2,165,000	2,209,058	(b)
Electronic Equipment, Instruments & Components — 0.5%
Flex Ltd., Senior Notes	4.875%	5/12/30	915,000	1,049,801
Total Information Technology				3,258,859
Materials — 1.6%
Metals & Mining — 1.6%
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	3,420,000	3,486,519	(b)
Utilities — 0.6%
Electric Utilities — 0.6%
AES Panama Generation Holdings SRL, Senior Secured Notes	4.375%	5/31/30	1,195,000	1,233,754	(b)
Total Corporate Bonds & Notes (Cost — $25,961,947)				26,533,614
Sovereign Bonds — 3.0%
China — 3.0%
China Government Bond (Cost — $6,264,769)	3.810%	9/14/50	38,720,000 CNH	6,352,314
Convertible Bonds & Notes — 2.5%
Communication Services — 2.5%
Media — 2.5%
DISH Network Corp., Senior Notes (Cost — $5,199,971)	3.375%	8/15/26	5,340,000	5,453,936
			Shares
Common Stocks — 0 .3%
Materials — 0.3%
Chemicals — 0.3%
Danimer Scientific Inc. (Cost — $2,409,899)			37,903	559,448	*
Total Investments before Short-Term Investments (Cost — $202,022,757)				203,064,322

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	17

Schedule of investments (cont’d)

October 31, 2021

BrandywineGLOBAL — Alternative Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 4.7%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $10,033,599)	0.010%	10,033,599	$10,033,599	(e)
Total Investments — 99.5% (Cost — $212,056,356)			213,097,921
Other Assets in Excess of Liabilities — 0.5%			1,152,559
Total Net Assets — 100.0%			$214,250,480

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company”represents Fund ownership of at least 5% of the outstanding voting securities of an issuer,or a company which is under common ownership or control with the Fund. At October 31, 2021, the total market value of investments in Affiliated Companies was $10,033,599 and the cost was $10,033,599 (Note 8).

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CNH	— Chinese Offshore Yuan

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

See Notes to Financial Statements.

18	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

At October 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)

Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	30	12/21	$5,887,010	$5,892,187	$5,177
United Kingdom Long Gilt Bonds	85	12/21	14,545,861	14,531,537	(14,324)
					(9,147)

Contracts to Sell:
E-mini Nasdaq 100 Index	23	12/21	7,158,901	7,285,710	(126,809)
Net unrealized depreciation on open futures contracts					$(135,956)

At October 31, 2021, the Fund had the following open forward foreign currency contracts:

Purchased Currency		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	5,290,000,000	USD	4,542,722	Citibank N.A.	11/1/21	$(16,110)
USD	4,579,888	KRW	5,290,000,000	Citibank N.A.	11/1/21	53,276
CNH	39,700,000	USD	6,131,715	HSBC Securities Inc.	11/18/21	55,023
USD	6,083,825	CNH	39,700,000	HSBC Securities Inc.	11/18/21	(102,913)
USD	11,179,420	JPY	1,245,000,000	Barclays Bank PLC	12/7/21	251,800
JPY	1,245,000,000	USD	11,369,603	Citibank N.A.	12/7/21	(441,983)
USD	11,914,629	EUR	10,220,000	Citibank N.A.	1/26/22	73,720
Total						$(127,187)

Abbreviation(s) used in this table:

CNH	— Chinese Offshore Yuan

EUR	— Euro

JPY	— Japanese Yen

KRW	— South Korean Won

USD	— United States Dollar

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	19

Schedule of investments (cont’d)

October 31, 2021

BrandywineGLOBAL — Alternative Credit Fund

At October 31, 2021, the Fund had the following open swap contracts:

	OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES —SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC (Goodyear Tire & Rubber Co., 5.000%, due 5/31/26)	$11,137,000	6/20/22	0.415%	5.000% quarterly	$331,115	$278,664	$52,451
Barclays Bank PLC (T-Mobile USA Inc., 4.000%, due 4/15/22)	11,000,000	6/20/22	0.518%	5.000% quarterly	319,480	300,413	19,067
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	3,280,000	6/20/22	0.139%	1.000% quarterly	18,344	(31,541)	49,885
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	6,115,000	12/20/22	0.204%	1.000% quarterly	56,258	(59,763)	116,021
Total	$31,532,000				$725,197	$487,773	$237,424

	OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES —SELL PROTECTION[1]
Swap Counterparty (ReferenceEntity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N. A. (Markit CMBX.NA. BBB-.10 Index)	$9,305,000	11/17/59	3.000% monthly	$(836,764)	$(840,156)	$3,392
Citibank N.A. (Markit CMBX.NA. BBB-.10 Index)	13,110,000	11/17/59	3.000% monthly	(1,178,933)	(1,463,211)	284,278
Total	$22,415,000			$(2,015,697)	$(2,303,367)	$287,670

See Notes to Financial Statements.

20	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

BrandywineGLOBAL — Alternative Credit Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country** (unaudited)
United States	67.0%
Cayman Islands	10.1
Spain	5.8
Bermuda	4.1
China	3.0
Zambia	1.6
Japan	1.1
Israel	1.0
Tanzania	1.0
Panama	0.6
Short-Term Investments	4.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2021 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	21

Statement of assets and liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $202,022,757)	$203,064,322
Investments in affiliated securities, at value (Cost — $10,033,599)	10,033,599
Foreign currency,at value (Cost — $4)	3
Deposits with brokers for OTC derivatives	2,110,000
Deposits with brokers for open futures contracts	1,076,774
OTC swaps, at value (net premiums paid — $487,773)	725,197
Interest and dividends receivable	644,738
Unrealized appreciation on forward foreign currency contracts	433,819
Receivable for open OTC swap contracts	153,169
Receivable for Fund shares sold	24,246
Deposits with brokers for centrally cleared swap contracts	1,000
Prepaid expenses	48,187
Total Assets	218,315,054

Liabilities:
OTC swaps, at value (premiums received — $2,303,367)	2,015,697
Deposits from brokers for OTC derivatives	1,030,000
Unrealized depreciation on forward foreign currency contracts	561,006
Investment management fee payable	225,830
Payable to broker — net variation margin on open futures contracts	77,731
Payable for Fund shares repurchased	15,579
Service and/or distribution fees payable	6,644
Trustees’ fees payable	588
Accrued expenses	131,499
Total Liabilities	4,064,574
Total Net Assets	$214,250,480

Net Assets:
Par value (Note 7)	$208
Paid-in capital in excess of par value	325,999,963
Total distributable earnings (loss)	(111,749,691)
Total Net Assets	$214,250,480

See Notes to Financial Statements.

22	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Net Assets:
Class A	$11,942,153
Class C	$2,766,547
Class FI	$104,117
Class I	$50,981,040
Class IS	$148,456,623

Shares Outstanding:
Class A	1,161,715
Class C	271,209
Class FI	10,148
Class I	4,952,384
Class IS	14,396,580

Net Asset Value:
Class A (and redemption price)	$10.28
Class C*	$10.20
Class FI ( and redemption price)	$10.26
Class I(and redemption price)	$10.29
Class IS (and redemption price)	$10.31

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.74

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	23

Statement of operations

For the Year Ended October 31, 2021

Investment Income:
Dividends	$731,936
Interest from unaffiliated investments	9,512,256
Interest from affiliated investments	305
Less: Foreign taxes withheld	(59,851)
Total Investment Income	10,184,646

Expenses:
Investment management fee (Note 2)	2,629,754
Registration fees	99,666
Service and/or distribution fees (Notes 2 and 5)	89,876
Transfer agent fees (Note 5)	85,326
Fund accounting fees	72,204
Audit and tax fees	68,382
Trustees’ fees	25,778
Legal fees	14,744
Shareholder reports	8,358
Insurance	4,658
Commitment fees (Note 9)	4,196
Fees recaptured by investment manager (Note 2)	4,124
Custody fees	3,977
Interest expense	327
Miscellaneous expenses	15,232
Total Expenses	3,126,602
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(95,767)
Net Expenses	3,030,835
Net Investment Income	7,153,811

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	5,539,576
Futures contracts	936,665
Written options	417,227
Swap contracts	(916,763)
Forward foreign currency contracts	(1,032,011)
Foreign currency transactions	(26,250)
Net Realized Gain	4,918,444
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	12,184,349
Futures contracts	128,776
Swap contracts	232,312

See Notes to Financial Statements.

24	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Forward foreign currency contracts	(99,398)
Foreign currencies	10,161
Change in Net Unrealized Appreciation (Depreciation)	12,456,200
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	17,374,644
Increase in Net Assets From Operations	$24,528,455

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	25

Statements of changes in net assets

For the Years Ended October 31,	2021	2020

Operations:
Net investment income	$7,153,811	$12,544,373
Net realized gain (loss)	4,918,444	(31,660,583)
Change in net unrealized appreciation (depreciation)	12,456,200	(22,353,650)
Increase (Decrease) in Net Assets From Operations	24,528,455	(41,469,860)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(12,500,035)	(18,800,080)
Decrease in Net Assets From Distributions to Shareholders	(12,500,035)	(18,800,080)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	96,952,232	143,974,700
Reinvestment of distributions	12,143,992	13,450,121
Cost of shares repurchased	(127,340,273)	(538,587,690)
Decrease in Net Assets From Fund Share Transactions	(18,244,049)	(381,162,869)
Decrease in Net Assets	(6,215,629)	(441,432,809)

Net Assets:
Beginning of year	220,466,109	661,898,918
End of year	$214,250,480	$220,466,109

See Notes to Financial Statements.

26	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.75	$10.56	$10.21	$10.39	$9.80

Income (loss) from operations:
Net investment income	0.29	0.24	0.19	0.21	0.32
Net realized and unrealized gain (loss)	0.78	(0.71)	0.36	(0.11)	0.55
Total income (loss) from operations	1.07	(0.47)	0.55	0.10	0.87

Less distributions from:
Net investment income	(0.54)	(0.34)	(0.20)	(0.28)	(0.28)
Total distributions	(0.54)	(0.34)	(0.20)	(0.28)	(0.28)

Net asset value, end of year	$10.28	$9.75	$10.56	$10.21	$10.39
Total return[2]	11.07%	(4.47)%	5.43%	0.93%	8.90%

Net assets, end of year (000s)	$11,942	$9,840	$7,644	$8,395	$20,781

Ratios to average net assets:
Gross expenses[3]	1.69%	1.71%	1.67%	1.67%	1.71%
Net expenses[3,4,5]	1.65	1.65	1.65	1.65	1.65
Net investment income	2.79	2.48	1.87	2.05	3.16

Portfolio turnover rate	187%	73%	184%	142%	160%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.67	$10.49	$10.14	$10.33	$9.76

Income (loss) from operations:
Net investment income	0.21	0.17	0.12	0.13	0.26
Net realized and unrealized gain (loss)	0.77	(0.72)	0.35	(0.12)	0.53
Total income (loss) from operations	0.98	(0.55)	0.47	0.01	0.79

Less distributions from:
Net investment income	(0.45)	(0.27)	(0.12)	(0.20)	(0.22)
Total distributions	(0.45)	(0.27)	(0.12)	(0.20)	(0.22)

Net asset value, end of year	$10.20	$9.67	$10.49	$10.14	$10.33
Total return[2]	10.22%	(5.26)%	4.64%	0.12%	8.19%

Net assets, end of year (000s)	$2,767	$4,877	$7,503	$10,418	$13,132

Ratios to average net assets:
Gross expenses[3]	2.40%	2.44%	2.40%	2.40%	2.41%
Net expenses[3,4,5]	2.36	2.40	2.40	2.40	2.36
Net investment income	2.03	1.73	1.12	1.29	2.55

Portfolio turnover rate	187%	73%	184%	142%	160%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.73	$10.53	$10.19	$10.38	$9.80

Income (loss) from operations:
Net investment income	0.29	0.24	0.19	0.21	0.34
Net realized and unrealized gain (loss)	0.77	(0.72)	0.35	(0.11)	0.53
Total income (loss) from operations	1.06	(0.48)	0.54	0.10	0.87

Less distributions from:
Net investment income	(0.53)	(0.32)	(0.20)	(0.29)	(0.29)
Total distributions	(0.53)	(0.32)	(0.20)	(0.29)	(0.29)

Net asset value, end of year	$10.26	$9.73	$10.53	$10.19	$10.38
Total return[2]	11.04%	(4.51)%	5.34%	0.96%	8.91%

Net assets, end of year (000s)	$104	$107	$378	$464	$440

Ratios to average net assets:
Gross expenses	1.81%	1.70%[3]	1.65%[3]	1.65%[3]	1.65%[3]
Net expenses[4]	1.65 [5]	1.65 [3,5]	1.65 [3,5]	1.65 [3]	1.60 [3,5]
Net investment income	2.78	2.41	1.88	1.99	3.35

Portfolio turnover rate	187%	73%	184%	142%	160%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.76	$10.57	$10.22	$10.41	$9.82

Income (loss) from operations:
Net investment income	0.33	0.27	0.22	0.24	0.36
Net realized and unrealized gain (loss)	0.77	(0.71)	0.36	(0.11)	0.54
Total income (loss) from operations	1.10	(0.44)	0.58	0.13	0.90

Less distributions from:
Net investment income	(0.57)	(0.37)	(0.23)	(0.32)	(0.31)
Total distributions	(0.57)	(0.37)	(0.23)	(0.32)	(0.31)

Net asset value, end of year	$10.29	$9.76	$10.57	$10.22	$10.41
Total return[2]	11.53%	(4.19)%	5.76%	1.24%	9.21%

Net assets, end of year (000s)	$50,981	$119,524	$490,097	$493,157	$337,478

Ratios to average net assets:
Gross expenses	1.35%	1.34%	1.35%[3]	1.36%[3]	1.38%[3]
Net expenses[4]	1.31 [5]	1.32 [5]	1.35 [3]	1.35 [3,5]	1.33 [3,5]
Net investment income	3.17	2.70	2.16	2.28	3.48

Portfolio turnover rate	187%	73%	184%	142%	160%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.77	$10.59	$10.24	$10.43	$9.83

Income (loss) from operations:
Net investment income	0.33	0.28	0.24	0.27	0.37
Net realized and unrealized gain (loss)	0.79	(0.73)	0.35	(0.13)	0.54
Total income (loss) from operations	1.12	(0.45)	0.59	0.14	0.91

Less distributions from:
Net investment income	(0.58)	(0.37)	(0.24)	(0.33)	(0.31)
Total distributions	(0.58)	(0.37)	(0.24)	(0.33)	(0.31)

Net asset value, end of year	$10.31	$9.77	$10.59	$10.24	$10.43
Total return[2]	11.58%	(4.19)%	5.85%	1.32%	9.36%

Net assets, end of year (000s)	$148,457	$86,118	$156,278	$129,668	$91,546

Ratios to average net assets:
Gross expenses	1.29%	1.28%[3]	1.25%[3]	1.26%[3]	1.30%
Net expenses[4,5]	1.25	1.25 [3]	1.25 [3]	1.25 [3]	1.25
Net investment income	3.19	2.83	2.27	2.60	3.58

Portfolio turnover rate	187%	73%	184%	142%	160%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

32	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) .

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Collateralized Mortgage Obligations	—	$117,390,501	—	$117,390,501
Asset-Backed Securities	—	46,774,509	—	46,774,509
Corporate Bonds &Notes	—	26,533,614	—	26,533,614
Sovereign Bonds	—	6,352,314	—	6,352,314
Convertible Bonds &Notes	—	5,453,936	—	5,453,936
Common Stocks	$559,448	—	—	559,448
Total Long-Term Investments	559,448	202,504,874	—	203,064,322
Short-Term Investments†	10,033,599	—	—	10,033,599
Total Investments	$10,593,047	$202,504,874	—	$213,097,921
Other Financial Instruments:
Futures Contracts††	$5,177	—	—	$5,177
Forward Foreign Currency Contracts††	—	$433,819	—	433,819
OTC Credit Default Swaps on Corporate Issues —Sell Protection‡	—	725,197	—	725,197
Total Other Financial Instruments	$5,177	$1,159,016	—	$1,164,193
Total	$10,598,224	$203,663,890	—	$214,262,114

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$141,133	—	—	$141,133
Forward Foreign Currency Contracts††	—	$561,006	—	561,006
OTC Credit Default Swaps on Credit Indices —Sell Protection‡	—	2,015,697	—	2,015,697
Total	$141,133	$2,576,703	—	$2,717,836

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the

34	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2021, the total notional value of all credit default swaps to sell protection was $53,947,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap

36	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	37

Notes to financial statements (cont’d)

considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (”IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

38	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit- risk- related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

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Notes to financial statements (cont’d)

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2021, the Fund held forward foreign currency contracts and OTC swap contracts with credit related contingent features which had a liability position of $2,576,703. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2021, the Fund has posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,110,000 which could be used to reduce the required payment.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend

40	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (”Brandwine Global”) is the Fund’s

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	41

Notes to financial statements (cont’d)

subadviser. LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2021, fees waived and/or expenses reimbursed amounted to $95,767, which included an affiliated money market fund waiver of $93.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2022	$1,646	—	$7	—	$1,842
Expires October 31, 2023	5,107	$1,275	161	$53,900	30,716
Expires October 31, 2024	4,191	2,226	196	37,847	43,944
Total fee waivers/expense reimbursements subject to recapture	$10,944	$3,501	$364	$91,747	$76,502

42	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

For the year ended October 31, 2021, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C
LMPFA recaptured	$1,397	$2,727

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$278	—
CDSCs	—	$18

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$286,869,752	$114,519,312
Sales	254,106,896	154,391,420

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	43

Notes to financial statements (cont’d)

At October 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$218,706,021	$3,269,180	$(8,877,280)	$(5,608,100)
Futures contracts	—	5,177	(141,133)	(135,956)
Forward foreign currency contracts	—	433,819	(561,006)	(127,187)
Swap contracts	(1,815,594)	525,094	—	525,094

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$5,177	—	—	$5,177
Forward foreign currency contracts	—	$433,819	—	433,819
OTC swap contracts[3]	—	—	$725,197	725,197
Total	$5,177	$433,819	$725,197	$1,164,193

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts[2]	$14,324	—	—	$126,809	$141,133
Forward foreign currency contracts	—	$561,006	—	—	561,006
OTC swap contracts[3]	—	—	$2,015,697	—	2,015,697
Total	$14,324	$561,006	$2,015,697	$126,809	$2,717,836

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

44	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$1,142,387	—	—	$(205,722)	$936,665
Written options	—	—	—	417,227	417,227
Swap contracts	—	—	$(916,763)	—	(916,763)
Forward foreign currency contracts	—	$(1,032,011)	—	—	(1,032,011)
Total	$1,142,387	$(1,032,011)	$(916,763)	$211,505	$(594,882)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$255,585	—	—	$(126,809)	$128,776
Swap contracts	—	—	$232,312	—	232,312
Forward foreign currency contracts	—	$(99,398)	—	—	(99,398)
Total	$255,585	$(99,398)	$232,312	$(126,809)	$261,690

During the year ended October 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$79,215
Futures contracts (to buy)	3,063,070
Futures contracts (to sell)	21,868,850
Forward foreign currency contracts (to buy)	33,021,402
Forward foreign currency contracts (to sell)	35,278,842

Average Notional Balance
Credit default swap contracts (buy protection)†	$3,264,231
Credit default swap contracts (sell protection)	52,226,231

†	At October 31, 2021, there were no open positions held in this derivative.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	45

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	$902,395	—	$902,395	$(902,395)	—
Citibank N.A.	126,996	$(2,473,790)	(2,346,794)	2,110,000	$(236,794)
HSBC Bank USA, N.A.	55,023	(102,913)	(47,890)	—	(47,890)
Morgan Stanley & Co. Inc.	74,602	—	74,602	—	74,602
Total	$1,159,016	$(2,576,703)	$(1,417,687)	$1,207,605	$(210,082)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$28,673	$15,845
Class C	60,905	4,564
Class FI	298	329
Class I	—	59,897
Class IS	—	4,691
Total	$89,876	$85,326

46	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

For the year ended October 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,562
Class C	2,519
Class FI	199
Class I	41,115
Class IS	47,372
Total	$95,767

6. Distributions to shareholders by class

	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Investment Income:
Class A	$583,984	$293,943
Class C	242,499	217,106
Class FI	5,714	10,832
Class I	5,716,313	14,615,974
Class IS	5,951,525	3,662,225
Total	$12,500,035	$18,800,080

7. Shares of beneficial interest

At October 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	546,826	$5,645,917	848,952	$8,765,771
Shares issued on reinvestment	56,308	575,909	29,581	288,996
Shares repurchased	(450,948)	(4,625,721)	(592,882)	(5,798,630)
Net increase	152,186	$1,596,105	285,651	$3,256,137

Class C
Shares sold	576,777	$5,952,168	547,604	$5,532,793
Shares issued on reinvestment	23,496	238,937	22,220	214,859
Shares repurchased	(833,451)	(8,523,377)	(780,769)	(7,603,008)
Net decrease	(233,178)	$(2,332,272)	(210,945)	$(1,855,356)

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount

Class FI
Shares sold	10,145	$105,679	2,112	$20,336
Shares issued on reinvestment	560	5,714	1,104	10,832
Shares repurchased	(11,553)	(120,068)	(28,084)	(273,866)
Net decrease	(848)	$(8,675)	(24,868)	$(242,698)

Class I
Shares sold	1,961,225	$20,261,152	9,146,054	$93,254,582
Shares issued on reinvestment	536,763	5,482,870	961,415	9,471,605
Shares repurchased	(9,792,659)	(101,347,745)	(44,234,910)	(423,573,069)
Net decrease	(7,294,671)	$(75,603,723)	(34,127,441)	$(320,846,882)

Class IS
Shares sold	6,255,020	$64,987,316	3,630,703	$36,401,218
Shares issued on reinvestment	569,190	5,840,562	349,477	3,463,829
Shares repurchased	(1,238,093)	(12,723,362)	(9,929,126)	(101,339,117)
Net increase (decrease)	5,586,117	$58,104,516	(5,948,946)	$(61,474,070)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2021. The following transactions were effected in such company for the year ended October 31, 2021.

	Affiliate Value at October 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$85,932,536	85,932,536	$75,898,937	75,898,937

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$305	—	$10,033,599

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together

48	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $190 million, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $190 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended October 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$12,500,035	$18,800,080

As of October 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$2,040,780
Deferred capital losses*	(108,619,562)
Other book/tax temporary differences(a)	175,548
Unrealized appreciation (depreciation)(b)	(5,346,457)
Total distributable earnings (loss) — net	$(111,749,691)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion of market discount on fixed income securities.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) –Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

50	BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Alternative Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Alternative Credit Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Alternative Credit Fund 2021 Annual Report	51

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	11,915,712,078	203,516,727
Andrew L. Breech	11,923,087,811	196,140,993
Althea L. Duersten	11,972,830,693	146,398,111
Stephen R. Gross	11,919,258,594	199,970,210
Susan M. Heilbron	11,970,320,096	148,908,708
Howard J. Johnson	11,919,503,553	199,725,251
Arnold L. Lehman	11,920,774,188	198,454,617
Robin J.W.Masters	11,971,843,764	147,385,040
Jerome H. Miller	11,919,153,082	200,075,722
Ken Miller	11,922,645,083	196,583,722
G. Peter O’Brien	11,919,113,936	200,114,868
Thomas F. Schlafly	11,917,628,123	201,600,682
Jane Trust	11,985,902,999	133,325,805

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

52	BrandywineGLOBAL — Alternative Credit Fund

Statement regarding liquidity risk management program

(unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a“Highly Liquid Investment Minimum”or“HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP.The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

BrandywineGLOBAL — Alternative Credit Fund	53

Statement regarding liquidity risk management program

(unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP,as adopted and implemented,remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

54	BrandywineGLOBAL — Alternative Credit Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Alternative Credit Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor,Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively,the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available,without charge,upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades

Year of birth	1940

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Alternative Credit Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951

Position(s) with Trust	Trustee and Chair of the Board

Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)

Principal occupation(s) during the past five years	Retired (since 2011); formerly,Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly,Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions,LLC (since 2011)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002);General Counsel and Executive Vice President, The Trump Organization (1986 to 1990);Senior Vice President, New York State Urban Development Corporation (1984 to1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director,Trump Shuttle,Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

56	BrandywineGLOBAL — Alternative Credit Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000

Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer,Genesis Imaging LLC (technology company) (2003 to 2012)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1982

Principal occupation(s) during the past five years	Senior Advisor,Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly,Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during the past five years	Retired; formerly,President,Shearson Lehman Asset Management (1991 to 1993),Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F.Hutton Group Inc. (1986 to 1989)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Alternative Credit Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)

Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios

Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery,LLC (brewery) (since 2012); formerly,President, The Saint Louis Brewery,Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly,Partner (2009 to 2016), Thompson Coburn LLP (law firm)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly,Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

58	BrandywineGLOBAL — Alternative Credit Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962

Position(s) with Trust	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)

Number of funds in fund complex overseen by Trustee	130

Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P.Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA ( since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949

Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

BrandywineGLOBAL — Alternative Credit Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978

Position(s) with Trust	Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Trust	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

60	BrandywineGLOBAL — Alternative Credit Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974

Position(s) with Trust	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2010 and 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Trust	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

BrandywineGLOBAL — Alternative Credit Fund	61

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2021:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$81,148
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$372,377
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$4,994,654
Qualified Business Income Dividends Earned	§199A	$259,647
Section 163(j) Interest Earned	§163(j)	$9,516,426

62	BrandywineGLOBAL — Alternative Credit Fund

BrandywineGLOBAL —

Alternative Credit Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

BrandywineGLOBAL — Alternative Credit Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Alternative Credit Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Alternative Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

©2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a" need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX107352 12/21 SR21-4284

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2020 and October 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,329 in October 31, 2020 and $200,329 in October 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2020 and $0 in October 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2020 and $52,000 in October 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2020 and $0 in October 31, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2020 and October 31, 2021; Tax Fees were 100% and 100% for October 31, 2020 and October 31, 2021; and Other Fees were 100% and 100% for October 31, 2020 and October 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $888,953 in October 31, 2020 and $855,080 in October 31, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 27, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 27, 2021